                                                                     EXHIBIT 3.4


Microfilm Number             Filed with the Department of State on JULY 23, 2001
                                                                    ------------
----------------


Entity Number
                                                 -------------------------------
-------------                                     SECRETARY OF THE COMMONWEALTH


               ARTICLES OF AMENDMENT-DOMESTIC BUSINESS CORPORATION
                              DSCB:15-1915 (Rev 91)


     In compliance with the requirements of 15 Pa.C.S. ss.1915 (relating to articles of amendment), the undersigned business corporation, desiring to amend its Articles, hereby states that:

1.  The NAME of the corporation is: PENN NATIONAL GAMING, INC.
                                    --------------------------------------------

2. The (a) ADDRESS of this corporation's current registered office in this Commonwealth or (b) NAME of its commercial registered office provider and the county of venue is (the Department is hereby authorized to correct the following information to conform to the records of the Department):

    (a) WYOMISSING PROFESSIONAL CENTER, 825 BERKSHIRE BOULEVARD, SUITE 203,
    ----------------------------------------------------------------------------
                                  Number and Street

    WYOMISSING,   PA        19610     BERKS
    ----------------------------------------------------------------------------
       City      State       Zip     County

    (b)
    ----------------------------------------------------------------------------
        Name of Commercial Registered Office Provider                     County

    For a corporation represented by a commercial registered office provider, the county in (b) shall be deemed the county in which the corporation is located for venue and official publication purposes.

3.  The STATUTE by or under which it was incorporated is:
                PENNSYLVANIA BUSINESS CORPORATION LAW, AS AMENDED
    ----------------------------------------------------------------------------

4.  The DATE of its incorporation is: DECEMBER 16, 1982
                                      ------------------------------------------

5.  (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

    |X| The amendment shall be effective UPON FILING these Articles of Amendment in the Department of State.

    __  The amendment shall be effective on: _____________at _____________
                                                 Date            Hour

6.  (CHECK ONE OF THE FOLLOWING):

    |X| The amendment was adopted by the shareholders (or members) pursuant to 15 Pa.C.S. ss.1914(a) and 1914(b).

    __ The amendment was adopted by the board of directors pursuant to 15 Pa.C.S. ss.1914(c).

7.  (CHECK, AND IF APPROPRIATE COMPLETE, ONE OF THE FOLLOWING):

    |X| The amendment adopted by the corporation, set forth in full, is as follows:

               "4. The aggregate number of shares which this Corporation shall have the authority to issue is:
               (a) Two hundred million (200,000,000) shares of Common stock with a par value of $.01 per share; and"

    __ The amendment adopted by the corporation as set forth in full in EXHIBIT A attached hereto and made a part hereof.

8.  (CHECK IF THE AMENDMENT RESTATES THE ARTICLES):

    __ The restated Articles of Incorporation supersede the original Articles and all amendments thereto.

     IN TESTIMONY WHEREOF, the undersigned corporation has caused these Articles of Amendment to be signed by a duly authorized officer thereof this 23rd day of July 2001.




                                                  PENN NATIONAL GAMING, INC.
                                              ----------------------------------
                                                    (Name of Corporation)


                                               BY: /s/ ROBERT S. IPPOLITO
                                                   -----------------------------
                                                   Robert S. Ippolito
                                                   Secretary and Treasurer

(CHANGES)                                       BUREAU USE ONLY:
DOCKETING STATEMENT DSCB:15-134B (Rev 91)       ____REVENUE ____LABOR & INDUSTRY
                                                OTHER___________________________

FILING FEE: NONE                                FILECODE________________________
                                                FILED DATE______________________
                                                MICROFILM NUMBER________________

This form (file in triplicate) and all accompanying documents shall be mailed to:
COMMONWEALTH OF PENNSYLVANIA
DEPARTMENT OF STATE
CORPORATION BUREAU
308 NORTH OFFICE BUILDING
HARRISBURG, PA 17120-0029

PART I. COMPLETE FOR EACH FILING:

Current name of entity or registrant affected by the submittal to which this statement relates: (survivor or new corporation if merger or consolidation)
PENN NATIONAL GAMING, INC.
--------------------------------------------------------------------------------

Entity number, if known: 2980352 NOTE: ENTITY NUMBER is the computer index
                         -------
number assigned to an entity upon initial filing in the Department of State.

Incorporation/qualification date in Pa.: 12/16/82   State of Incorporation: PA
                                         --------                           ----
Federal Identification Number: 23-2234473
                               ----------
Specified effective date, if any:  UPON FILING
                                  -------------


PART II. COMPLETE FOR EACH FILING: This statement is being submitted with (check proper box):

 |X|     ARTICLES OF AMENDMENT: complete Section A only

 ___     AMENDED CERTIFICATE OF AUTHORITY: complete Section A only

 ___     ARTICLES OF MERGER: complete Section B

 ___     ARTICLES OF CONSOLIDATION: complete Section C

 ___     ARTICLES OF DIVISION: complete Section D

 ___     ARTICLES OF CONVERSION: complete Section A and E only

 ___     STATEMENT OF MERGER, CONSOLIDATION OR DIVISION: complete
         Section B, C or D

 ___     STATEMENT OF CORRECTION: complete Section A only

 ___     STATEMENT OF TERMINATION: complete Section H

 ___     STATEMENT OF REVIVAL: complete Section G

 ___ DISSOLUTION BY SHAREHOLDERS OR INCORPORATORS BEFORE COMMENCEMENT OF BUSINESS: complete Section F only

 ___     AMENDMENT OF CERTIFICATE OF LIMITED PARTNERSHIP: complete
         Section A only


PART III. COMPLETE IF APPROPRIATE: The delayed effective date of the accompanying submittal is:


--------------------------------------------------------------------
         Month      day      year            hour, if any

|X| SECTION A. CHANGES TO BE MADE TO THE ENTITY NAMED IN PART I: (Check box/boxes which pertain)

     __  Name:
               -----------------------------------------------------------------

     __  Registered Office:
                            ----------------------------------------------------
                             Number & street/RD number & box number

                            ----------------------------------------------------
                            City          State            Zip            County

     __  Purpose:
                  --------------------------------------------------------------


     |X| Stock: aggregate number of shares authorized
         200,000,000 Common, par value $.01
         --------------------------------------------
         (attach additional provisions, if any)



     __  Term of Existence:
                            ----------------------------------------------------

         Other:
                ----------------------------------------------------------------


 __ SECTION B. MERGER (Complete Section A if any changes to survivor corporation):

         MERGING CORPORATIONS ARE: (List ONLY the MERGING CORPORATIONS-SURVIVOR IS LISTED IN PART I)

     1.   Name:
                ----------------------------------------------------------------
     Entity Number, if known:___ Inc./quali. date in Pa.:___
     State of Incorporation:___

     2.   Name:
                ----------------------------------------------------------------
     Entity Number, if known:___ Inc./quali. date in Pa.:___
     State of Incorporation:___

     Attach sheet containing above corporate information if there are additional merging corporations.

 __ SECTION C. CONSOLIDATION (NEW corporation information should be completed in Part I. Also, complete and attach DOCKETING STATEMENT DSCB:15-134A for the NEW corporation formed.)

     CONSOLIDATING CORPORATIONS ARE:

     1.   Name:
                ----------------------------------------------------------------
     Entity Number, if known:___ Inc./quali. date in Pa.:___
     State of Incorporation:___

     2.   Name:
                ----------------------------------------------------------------
     Entity Number, if known:___ Inc./quali. date in Pa.:___
     State of Incorporation:___

     Attach sheet containing above corporate information if there are additional consolidating corporations.

 __ SECTION D. DIVISION (Forming NEW corporation(s) named below. Also, complete and attach DOCKETING STATEMENT DSCB:15-134A for EACH new corporation formed by division.)

         _____________   1.  Name:______________________________________________
         Entity Number
         _____________   2.  Name:______________________________________________
         Entity Number                Attach sheet if there are additional
                                           corporations to be named.

     CHECK ONE:

     __  Corporation named in Part I survives. (Any changes, complete Section A)

     __  Corporation named in Part I does not survive.


 __  SECTION E. CONVERSION (Complete Section A)

     CHECK ONE:

     __  Converted from nonprofit to profit

     __  Converted from profit to nonprofit

 __  SECTION F. DISSOLVED BY SHAREHOLDERS OR INCORPORATORS BEFORE
     COMMENCEMENT OF BUSINESS

 __ SECTION G. STATEMENT OF REVIVAL Corporation named in Part I hereby revives its charter or articles which were forfeited by Proclamation or expired. (Complete Section A if any changes have been made to the revived corporation.)

 __  SECTION H. STATEMENT OF TERMINATION

     ____________________ filed in the Department of State on __________________
     (type of filing made)                        month  day  year  hour, if any

     is/are hereby terminated.

     If merger, consolidation or division, list all corporations involved, other than that listed in Part I:

         _____________   1.  Name:______________________________________________
         Entity Number
         _____________   2.  Name:______________________________________________
         Entity Number


         Attach sheet containing above information if there are additional corporations involved.